Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund
and Virtus Strategic Growth Fund,
each a series of Virtus Equity Trust
Supplement dated March 10, 2014 to the Summary and
Statutory Prospectuses dated July 31, 2013, as supplemented
Important Notice to Investors
The first paragraph under “Principal Investment Strategies” in each fund’s summary prospectus and the summary section of the statutory prospectus for each fund is hereby amended by adding the following: “Although the fund invests primarily in U.S. companies, it may invest in foreign securities and American Depositary Receipts.”
Accordingly, the following disclosure is hereby added to the fund’s summary prospectus and in the summary section of the statutory prospectus under “Principal Risks:”
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  Depositary Receipts Risk.   The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.
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  Foreign Investing Risk.   The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations or economic, political or other developments.
Additionally, the chart in the section “More Information About Risks Related to Principal Investment Strategies” is hereby amended to include an “X” in the rows entitled “Depositary Receipts” and “Foreign Investing” to indicate that such risks are applicable to each of the funds. Also, the chart in the section “Additional Investment Techniques” is hereby amended to remove the “X” from the rows entitled “Depositary Receipts” and “Foreign Investing,” as applicable, since these techniques are now principal strategies of the funds and therefore no longer considered additional techniques.
Investors should retain this supplement with the
Prospectuses for future reference.
VET 8019 Kayne-ADRs (3/14)